BUSINESS COMBINATIONS	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
Acquisition of Odds Holdings

On January 1, 2025, the Company completed its acquisition (the “OddsJam Acquisition”) of 100% of the outstanding shares of Odds Holdings, Inc., a Delaware corporation (“Odds Holdings”), the operator of OddsJam.com and OpticOdds.com. The OddsJam Acquisition was consummated pursuant to an Agreement and Plan of Merger dated December 12, 2024 (the “OddsJam Merger Agreement”), by and among the Company, Odyssey Merger Corp., a Delaware corporation and wholly-owned indirect subsidiary of the Company (“Merger Sub”), Odds Holdings, and Shareholder Representative Services LLC, solely in its capacity as representative of the shareholders of Odds Holdings (the “OH Shareholders”). Merger Sub was merged with and into Odds Holdings, with Odds Holdings surviving as our indirect wholly owned subsidiary. In connection with the OddsJam Acquisition, Odds Holdings changed its name to GDC Odds Holdings, Inc., and following the closing operates as a wholly owned subsidiary of GDC America, Inc.

The principal reason for the OddsJam Acquisition was to accelerate the U.S. expansion.

The OH Shareholders received initial merger consideration of (i) $64,773 in cash (net of escrow amounts and adjustments for working capital and indebtedness, among other things) and (ii) 708,178 ordinary shares of the Company. The OH Shareholders may benefit from an additional payment of up to a maximum of $60,000 payable based on Odds Holdings’ growth in contribution in fiscal 2025, and a further potential additional payment of up to $80,000 less the 2025 performance amount payable based on Odds Holdings’ achieving a growth target in fiscal 2026. In no event is the Company obligated to pay the OH Shareholders more than $80,000 in additional payments in the aggregate for the 2025 and 2026 earn out periods. If the 2025 performance amount is less than $40,000 then it is to be paid in full by April 1, 2026. If the 2025 performance amount exceeds $40,000 then $40,000 is to be paid by April 1, 2026 and the remainder is to be paid by April 1, 2027. The 2026 performance amount shall be paid in full by April 1, 2027. The Company has the option to pay up to 50% of each of the additional payments in ordinary shares.

As of June 30, 2025, deferred payables consist of provisional amounts due to the OH Shareholders per the terms of the OddsJam Merger Agreement.

Prior to the OddsJam Acquisition, Odds Holdings granted options to certain employees which would have vested in the ordinary course after the OddsJam Acquisition closing date but on or prior to December 31, 2026. These employees are eligible for a transaction bonus, provided that they remain in employment until January 1, 2027. Such costs being accrued for post-combination on a straight-line basis until the end of the service period.

During the three and six months ended June 30, 2025, the Group incurred acquisition-related costs of $378 and $703 on legal and consulting fees, which were included in general and administrative expenses. During the year ended December 31, 2024, $1,942 was expensed.

In connection with the OddsJam Acquisition, certain acquired assets were transferred to other Group subsidiaries.

Since January 1, 2025, revenue associated with the OddsJam Acquisition amounted to $16,992. It is impracticable for the Company to present the profit or loss of the acquired business because of shared operating costs that are incurred and managed on a group-wide basis that are not allocated to the acquiree.

Under the preliminary purchase price accounting, the Company recognized goodwill of $57,709 which is calculated as the excess of both the consideration paid and liabilities assumed as compared to the fair value of the identifiable assets acquired and represents synergies from combining Gambling.com and OddsJam operations. Goodwill is not expected to be deductible for tax purposes. The fair value of the ordinary shares issued as part of the OddsJam Acquisition reflected the closing share price as of December 31, 2024. The values assigned to the assets acquired and liabilities assumed are based on their estimates of fair value available as of January 1, 2025 as calculated by a third-party valuation firm. The Company expects to complete the final purchase price allocation prior to December 31, 2025.

The fair value of the contingent consideration as of January 1, 2025 utilized the following assumptions as part of the option approach methodology: (i) probability of obtaining the financial conditions ranging from 29%-51%, (ii) discount rates ranging from 7.58%-7.72%, (iii) volatility of 62.2% as applied to forecasted performance conditions and (iv) Market Price of Risk Adjustment for EBITDA ranging from 13.1%-14%.

The fair value of the contingent consideration as of June 30, 2025 utilized the following assumptions as part of the option approach methodology: (i) probability of obtaining the financial conditions ranging from 20% - 59%, (ii) discount rate of 9.58%, (iii) volatility of 59% as applied to forecasted performance conditions and (iv) Market Price of Risk Adjustment for EBITDA ranging from 13.3% - 14.2%.

At the end of each reporting period, the Company will remeasure the fair value of the OddsJam Acquisition contingent consideration. During the three and six months ended June 30, 2025, fair value loss on contingent consideration for the OddsJam Acquisition amounted to $21,159 and $21,632, respectively, and resulted in total contingent consideration balance of $45,162 as of June 30, 2025, out of which $37,205 was the current portion and $7,957 was the non-current portion of the contingent consideration balances, respectively. The Group expects to incur gains or losses related to change in the fair value of the contingent consideration until December 2026.
Sensitivity analysis

Reasonably possible changes at the reporting date to one of the significant unobservable inputs, holding other inputs constant, would have the following effects on the fair value of contingent consideration as of June 30, 2025:

	Profit or loss
	Increase	Decrease
Expected cash flows (10% movement)	(3,700)	4,400
Volatility (10% movement)	400	(400)
Discount rate (10% movement)	400	(500)
Market Price of Risk Adjustment (10% movement)	200	(300)
The table below outlines the preliminary allocation of the purchase price for the acquired identifiable assets and liabilities of OddsJam resulting in goodwill:

Purchase price consideration:
Cash paid	64,773
Common shares issued, at fair value	9,971
Contingent and deferred consideration, at fair value	23,761
Total acquisition consideration	98,505
Assets acquired:
Cash and cash equivalents	1,141
Trade and other receivables	1,019
Domain names and related websites	8,200
Customer base	26,100
Acquired technology and Software	23,500
Indemnification asset	792
Deferred tax	1,370
Other current assets	127
Total assets acquired	62,249
Liabilities assumed:
Accounts payable and accrued expenses	(882)
Deferred income	(1,502)
Income tax	(1,646)
Deferred tax	(14,845)
Other indirect tax	(792)
Other current liabilities	(1,786)
Total liabilities assumed	(21,453)
Total net assets	40,796
Goodwill	57,709
Total acquisition consideration	98,505